SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2004


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                         1-15274                       26-0037077
(State or other jurisdiction   (Commission File No.)           (I.R.S. Employer
of incorporation )                                           Identification No.)


6501 Legacy Drive
Plano, Texas                                                75024-3698
(Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code:  (972) 431-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02(b)  Departure  of  Directors  or  Principal   Officers;   Election  of
              Directors; Appointment of Principal Officers

     Vanessa Castagna, Executive Vice President, Chairman and CEO of JCPenney Stores, Catalog, and Internet of J. C. Penney Company, Inc. has elected to resign as an officer of the Company, effective November 14, 2004, in accordance with the terms of her Employment Agreement.




Item 2.02         Results of Operations and Financial Condition.

     J. C. Penney Company, Inc. issued a news release on November 16, 2004, announcing its third quarter consolidated earnings. This information is attached as Exhibit 99.1.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              J. C. PENNEY COMPANY, INC.



                                              By:/s/ Charles R. Lotter
                                                 ------------------------------
                                                  Charles R. Lotter
                                                  Executive Vice President,
                                                  Secretary and General Counsel



Date:  November 17, 2004



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                                  EXHIBIT INDEX

Exhibit Number                      Description

        99.1                        J. C. Penney Company, Inc.
                                    News Release issued November 16, 2004